                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 5



                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D)  OF  THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:   AUGUST 12, 1994
                        (DATE OF EARLIEST EVENT REPORTED)

                               PC ETCETERA,  INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     Delaware                      0-17419                      13-3260705
     --------                      -------                      ----------

     (STATE OR OTHER         (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                            IDENTIFICATION NUMBER)



                  462 SEVENTH AVENUE, NEW YORK,  NEW YORK 10018
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (212) 736-5870
                                                            --------------

Item 7.   Financial Statements, PRO FORMA Financial Statements and Exhibits



     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          (i)       Balance Sheet of ACE as of June 30, 1994;

          (ii) Statement of Operations of ACE for the six months ended June 30, 1994 and 1993;

          (iii) Statement of Cash Flows of ACE for the six months ended June 30, 1994 and 1993;

          (iv)      Balance Sheets of ACE as of December 31, 1993 and 1992;

          (v) Statements of Income of ACE for the years ended December 31, 1993, 1992 and 1991;

          (vi) Statements of Cash Flows of ACE for the years ended December 31, 1993, 1992 and 1991.






     (b)  PRO FORMA FINANCIAL INFORMATION

          (i) Pro Forma Consolidated Balance Sheet of the Company as of June 30, 1994;

          (ii) Pro Forma Consolidated Statement of Operations of the Company for the six months ended June 30, 1994;

          (iii) Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 1993.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PC ETCETERA, INC.


Dated: June 14, 1996                    By:/s/ Terry I . Steinberg
                                           -----------------------
                                        Terry I. Steinberg, President

ITEM 7 (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED



                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                          NOTES TO FINANCIAL STATEMENTS


The financial information herein as of June 30, 1994 and for the six months ended June 30, 1994 and 1993 is unaudited. However, in the opinion of management, such information reflects all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the periods being reported. Additionally, it should be noted that the accompanying condensed financial statements do not purport to contain complete disclosures in conformity with generally accepted accounting principles.

The financial statements presented reflect the historical financial data of the Ace Division of Elron Electronic Industries Ltd. before the acquisition by PC Israel.

The property and equipment acquired was valued at the fair market value and represents certain computers. The substantial increase in accounts payable and accrued expenses from December 31, 1993 to June 30, 1994 is primarily related to salary increases given to employees. In accordance with Israel law, for each salary increase given to employees, the accrued vacation liability is increased to the new rates retroactively.

                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                                  BALANCE SHEET
                                  JUNE 30, 1994
                                   (UNAUDITED)


ASSETS:

CURRENT ASSETS:

CASH AND CASH EQUIVALENTS                                  $911
ACCOUNTS RECEIVABLE                                     359,039
                                                  -------------
PREPAID EXPENSES                                         39,245
                                                  -------------
       TOTAL CURRENT ASSETS                             399,195
                                                  -------------

PROPERTY AND EQUIPMENT:

PROPERTY AND EQUIPMENT                                  517,397
LEASEHOLD IMPROVEMENTS                                  209,110
                                                  -------------
                                                        726,507
LESS:  ACCUMULATED DEPRECIATION                        (601,638)
                                                  -------------
       TOTAL PROPERTY AND EQUIPMENT                     124,869
                                                  -------------

TOTAL ASSETS                                           $524,064
                                                  -------------
                                                  -------------

LIABILITIES AND STOCKHOLDER'S EQUITY:

CURRENT LIABILITIES

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                  $266,046
PAYROLL TAXES PAYABLE                                    57,098
DEFERRED REVENUE                                         19,950
                                                  -------------
       TOTAL LIABILITIES                                343,094
                                                  -------------

STOCKHOLDERS' EQUITY:

HEAD OFFICE                                             180,970
                                                  -------------
       TOTAL STOCKHOLDERS' EQUITY                       180,970
                                                  -------------

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                                 $524,064
                                                  -------------
                                                  -------------

                 ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD
                             STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30,
                                   (UNAUDITED)


                                                          1994        1993
                                                       -----------------------

REVENUES                                               $ 347,830   $ 814,410
COST OF REVENUES                                          18,114     400,430
                                                       -----------------------
GROSS PROFIT                                             329,716     413,980
                                                       -----------------------

RESEARCH AND DEVELOPMENT EXPENSES (NET)                  419,018     857,420
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES             376,669     531,952
                                                       -----------------------
OPERATING (LOSS)                                        (465,971)   (975,392)

OTHER INCOME                                              25,853      73,755
                                                       -----------------------

NET (LOSS)                                             $(440,118)  $(901,637)
                                                       -----------------------
                                                       -----------------------

                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                        STATEMENT OF CASH FLOWS
                   FOR THE SIX MONTHS ENDED JUNE 30,
                             (UNAUDITED)

                                                                    1994           1993

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net  (loss)                                                    ($440,118)     ($901,637)
ADJUSTMENTS TO RECONCILE NET (LOSS) TO
  NET CASH PROVIDED BY (USED IN) Operating Activities:
     Depreciation and Amortization                                  46,107         32,326
CHANGES IN OPERATING ASSETS AND LIABILITIES:
(Increase)  Decrease in Accounts Receivable                         (7,747)        85,855
Decrease in Other Receivable and Prepayments                       122,625        228,596
(Decrease) in Accounts Payable                                      (3,452)       (14,200)
(Decrease) in Payroll and Related Expenses                            (526)        (1,187)
(Decrease) in Other Payables and Accrued Expenses                  (34,629)       (15,237)
Increase in Head Office                                            150,854        502,174
Increase (Decrease) in Severance Pay                               173,840        (30,718)
                                                                 ----------      ---------
    Net Cash Provided by  (Used in) Operating Activities             6,954       (114,028)
                                                                 ----------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
(Purchase) Disposal of Fixed Assets                                 (7,515)       113,579
                                                                 ----------      ---------
   Net Cash Provided by  (Used In) Investing Activities             (7,515)       113,579
                                                                 ----------      ---------
                                                                 ----------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:                                    0              0
                                                                 ----------      ---------
     Net Cash Provided by Financing Activities                           0              0
                                                                 ----------      ---------

NET DECREASE IN CASH AND CASH EQUIVALENTS                             (561)          (449)
CASH AND CASH EQUIVALENTS, BEGINNING OF Period                       1,472          1,921
                                                                 ----------      ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $911         $1,472
                                                                 ----------      ---------
                                                                 ----------      ---------
          SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for
     Interest (Net of Amount Capitalized)                               $0             $0
     Income Taxes                                                       $0             $0


SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND
        FINANCING ACTIVITIES


NONE
          DISCLOSURE OF ACCOUNTING POLICY
For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents.

                              FINANCIAL STATEMENTS

                             AS OF DECEMBER 31, 1993

          -------------------------------------------------------------
                        ELRON ELECTRONIC INDUSTRIES LTD. -
                                  ACE DIVISION
          -------------------------------------------------------------



                                    CONTENTS
                                    ---------




                                                                                Page
                                                                                ----


INDEPENDENT AUDITORS' REPORT                                                      2


FINANCIAL STATEMENTS

Balance Sheets as of December 31, 1993 and 1992                                   3

Statement of Income for the years ended December 31, 1993, 1992 and 1991          4

Statement of Cash Flows for the years ended December 31, 1993, 1992 and 1991      5

Notes to the Financial Statements                                                6-11


                           # # # # #

                          INDEPENDENT AUDITORS' REPORT

                 (EXTENDED FORM TO COMPLY WITH U. S. STANDARDS)


We have audited the balance sheets of ELRON ELECTRONIC INDUSTRIES LTD. -ACE DIVISION (the "Division) (the "Company") as of December 31, 1993 and 1992 and the statements of income and cash flows for the years ended December 31, 1993, 1992 and 1991. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, including those prescribed by the Auditors' (Mode of Performance) Regulations (Israel),1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of the Division as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years ended December 31, 1993, 1992 and 1991, in conformity with accounting principles generally accepted in Israel and in the United States(as applicable to the financial statements of the Division, such accounting principles are practically identical).




                                        LUBOSHITZ, KASIERER & CO
                                        CERTIFIED PUBLIC ACCOUNTANTS (ISRAEL)


Tel-Aviv, Israel
March 9, 1994 except with respect to notes 1, 2, 7, 12, 15 and statement of cash flow which the date is November 30, 1995.

- --------------------------------------------------

BALANCE SHEETS
(In U S dollars)
- --------------------------------------------------------------------------------


                                               DECEMBER 31
                                               -----------
                                    NOTE     1993       1992
                                    ----     ----       ----
CURRENT ASSETS
 Cash                                     $  1,472   $  1,921
 Accounts receivable                (3)    330,971    234,796
 Other receivable and prepayments   (4)    137,064    350,088
                                           -------    -------
                                           469,507    586,805
                                           -------    -------

FIXED ASSETS                        (5)
Cost                                       718,992    832,571

Less - accumulated depreciation            555,531    523,205
                                           -------    -------
                                           163,461    309,366
                                           -------    -------

                                          $632,968   $896,171
                                           -------    -------
                                           -------    -------


CURRENT LIABILITIES

 Payroll and related expenses             $ 30,082   $ 29,534
 Suppliers                                  12,335     25,491
 Other payable and accrued expenses (6)     90,676    105,249
                                           -------    -------
                                           133,093    160,274
                                           -------    -------

SEVERANCE PAY                       (7)     29,609     60,327
                                           -------    -------




HEAD OFFICE                                470,266    675,570
                                           -------    -------

                                          $632,968   $896,171
                                           -------    -------
                                           -------    -------
- --------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

- --------------------------------------------------------------------------------

3  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

STATEMENT OF INCOME
(In U S. dollars)
- -------------------------------------------------------------------------------


                                                           YEAR ENDED DECEMBER 31
                                                           -----------------------

                                       NOTE           1993           1992           1991
                                       ----           ----           ----          ----
Revenues from sales and services        (8)         $813,031       $974,107       $402,535

Cost of sales and services              (9)          421,475        121,157        179,406
                                                    --------       --------       --------

Gross profit                                         391,556        852,950        223,129

Development expenses, net               (10)         967,285        718,539      1,190,378

General, selling and administrative
expenses                                (11)         389,416        268,374        337,782
                                                    --------       --------       --------

 Loss from operations                               (965,145)      (133,963)    (1,305,031)




Other expenses                          (12A)         42,172         12,083              -
                                                    --------       --------       --------


        Net Loss                                 $(1,007,317)     $(146,046)   $(1,305,031)
                                                    --------       --------       --------
                                                    --------       --------       --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

- --------------------------------------------------------------------------------

4  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

STATEMENT OF CASH FLOWS
- --------------------------------------------------------------------------------


(In U S dollars)



                                                                                    YEAR ENDED DECEMBER 31


                                                                         1993                1992                1991
                                                                         ----                ----                ----
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                             $(1,007,317)          $(146,046)       $ (1,305,031)
Adjustments to reconcile net loss to net cash used in operating
activities (see below)                                                   234,555            (159,482)             87,706
                                                                     -----------         -----------         -----------

 Net cash used in operating activities                                  (772,762)           (305,528)         (1,217,325)
                                                                     -----------         -----------         -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in fixed assets                                              ( 29,660)           ( 81,718)         (   47,563)
                                                                     -----------         -----------         -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Transfers from parent company, net                                       801,973             387,958           1,266,097
                                                                     -----------         -----------         -----------

Increase(decrease)in cash                                                   (449)                712               1,209
                                                                     -----------         -----------         -----------

Cash at the beginning of the year                                          1,921               1,209                   -
                                                                     -----------         -----------         -----------

Cash at the end of the year                                          $     1,472         $     1,921         $     1,209
                                                                     -----------         -----------         -----------

Adjustments to reconcile net loss to net cash used in
operating activities:
  Charges (credits) not affecting cash flows:
   Depreciation                                                      $   133,393            $146,290           $ 134,134

  Increase(decrease) in severance pay, net
                                                                         (30,718)             60,327                   -
   Fixed assets written off
                                                                          42,173              12,083                   -
  Changes in operating assets and liabilities:

   Increase in accounts receivable                                       (96,175)            (69,034)           (165,762)
   Increase(decrease)in other receivable
  and prepayment                                                         213,024            (253,706)            (96,382)
   Increase in payroll and related expenses                                  548              27,519               2,015
   Increase(decrease)in suppliers                                        (13,156)             25,491                   -
   Increase(decrease)in other payable
   and accrued expenses                                                  (14,533)           (108,452)            213,701
                                                                     -----------         -----------         -----------

                                                                     $   234,556         $  (159,482)        $    87,706
                                                                     -----------         -----------         -----------
                                                                     -----------         -----------         -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





- --------------------------------------------------------------------------------
5  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

NOTES TO THE FINANCIAL STATEMENTS

- --------------------------------------------------------------------------------
(In U S dollars)

NOTE 1 - GENERAL

     Elron Electronic Industries Ltd. ("Elron" or "the Company") is an Israeli industrial holding company which operates mainly through affiliates in the fields of advanced technology.

     These statements are the statements of the Company's Ace Division (not a separate legal entity). The Division is engaged in the fields of Computer Based Training (CBT) and User Documentation, mainly for computerized application. The Division develops technologies in these areas and sells services and products using these technologies.

     A major part of the Division's sales are made pursuant to a distributorship agreement with a company in Britain (Isys plc.). Sales in the U.S. are made by a wholly owned subsidiary of Elron (Adar International Inc.). The operations of Adar International Inc. are not included in these statements.

     Elron's financial statements are prepared in U.S. dollars, because the currency of the primary economic environment in which the operations of the Company and its principal affiliates are conducted is the U. S. dollar.

     Transactions and balances originally denominated in U.S. dollars are presented at their original amounts. Transactions and balances in other currencies are remeasured into U.S. dollars in accordance with principles identical to those set forth in Statement No. 52 of the Financial Accounting Standards Board of the United States (FASB). Exchange gains and losses from the aforementioned remeasurements are reflected in the statements of operations. The representative rate of exchange prevailing on balance sheet date - U.S.$1 - New Israeli Shekel ("NIS") 2.986 (1992 - NIS 2,764; 1991 - NIS 2,283).

NOTE 2 - ACCOUNTING POLICIES

     The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are:

       A. FIXED ASSETS
     Fixed assets are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lease term.



- --------------------------------------------------------------------------------
6  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

- --------------------------------------------------------------------------------
(In U. S. dollars)


NOTE 2  -  ACCOUNTING POLICIES (CONT.)
     B.    DEVELOPMENT EXPENSES
          All expenses, net of royalty bearing participations by the Chief Scientist of the Government of Israel, are charged to operations as incurred.

     C    REVENUES
          The Division recognizes revenues from sales of software upon shipment of the product and when collectibility is probable. The Division has no significant obligations to customers subsequent to shipment.

NOTE 3  - ACCOUNTS RECEIVABLE                               DECEMBER 31
                                                            -----------

                                                           1993      1992
                                                           ----      ----

       Adar International Inc. (subsidiary of Elron)      194,119   122,434
       ISYS plc.                                           57,660    28,983
       Other                                               79,192    83,379
                                                           ------    ------
                                                          330,971   234,796
                                                          -------   -------
                                                          -------   -------

NOTE 4 -   OTHER RECEIVABLE AND PREPAYMENTS
                                                            DECEMBER 31
                                                            1993      1992
                                                            ----      ----

          Government of Israel (mainly for participation
          in research and development)                    108,542   327,622
          Employees (1993 - mainly deposit in bank for
          general manager loan)                            15,239     6,400
          Prepaid expenses                                 11,883    14,705
          Other                                             1,400     1,361
                                                            -----     -----
                                                          137,064   350,088
                                                          -------   -------
                                                          -------   -------

- --------------------------------------------------------------------------------
7  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

- --------------------------------------------------------------------------------
(In U S dollars)


NOTE 5 - FIXED ASSETS




                                LEASEHOLD       OFFICE       INSTRUMENTS      MOTOR           TOTAL
                              IMPROVEMENTS     FURNITURE         AND        VEHICLES
                                                  AND        LABORATORY
                                               EQUIPMENT     EQUIPMENT
                               ----------     ----------     ----------     ---------      ----------
Cost -
 January 1, 1993                 209,110         78,380        514,738        30,343         832,571
 Additions                             -            419         29,241              -         29,660
 Disposals                             -        (43,910)       (99,329)             -       (143,239)
                                --------       --------       --------       --------       --------


December 31, 1993                209,110         34,889        444,650         30,343        718,992
                                --------       --------       --------       --------       --------
Accumulated
depreciation -
January 1, 1993                   92,327         45,123        376,850          8,905        523,205
Provision                                        53,028          5,937         68,207          6,220
                                 133,392
Disposals                              -        (30,484)       (70,582)             -       (101,066)
                                --------       --------       --------       --------       --------


 December 31, 1993              145,355          20,576        374,475         15,125        555,531
                                --------       --------       --------       --------       --------

Net book value -
 December 31, 1993                63,755         14,313         70,175         15,218        163,461
                                --------       --------       --------       --------       --------
                                --------       --------       --------       --------       --------

Annual rates of
 depreciation (mainly)                25%         6%-20%            20%            15%
                                  ------         ------         ------         ------
                                  ------         ------         ------         ------



8  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(In U.S. dollars)


NOTE 6 - OTHER PAYABLES AND ACCRUED EXPENSES

                                                             DECEMBER
                                                       1993           1992
                                                       ----           ----

    Accrued vacation pay                              75,302         67,826
    Other accrued expenses and deferred income        14,710         37,268
    Other                                                704            155
                                                         ---            ---
                                                      90,716        105,249
                                                      ------        -------

                                                      ------        -------

NOTE 7 - SEVERANCE PAY, NET

     The Division's obligation for payment of severance pay to its employees is mainly discharged by payments to approved funds and to an insurance company under officers' insurance programs. The Division is the owner of the above mentioned insurance policies. The deposits with the provident funds and the insurance programs are not under the control of the Division and therefore are not reflected in the balance sheet.

NOTE 8 - REVENUES FROM SALES AND SERVICES

                                                      YEAR ENDED DECEMBER 31
                                                      ----------------------
                                                      1993       1992   1991
                                                      ----       ----   ----
     Sales -
     Adar  International Inc. (subsidiary of Elron)  200,657   316,220 271,254
     ISYS PIc.                                       414,238   251,357  14,805
     Other                                           140,454   310,673  23,294
                                                     -------   ------- -------

                                                     755,349   878,250 309,353

     Services                                         57,682    95,857  93,182
                                                     -------   ------- -------
                                                     813,031   974,107 402,535
                                                     -------   ------- -------
                                                     -------   ------- -------

NOTE 9 - COST OF SALES AND SERVICES

                                                       YEAR ENDED DECEMBER 31
                                                       ----------------------
                                                       1993     1992     1991
                                                       ----     ----     ----
    Cost of sales (*)                                400,430   108,127  96,394
    Cost of services                                  21,045    13,030  83,012
                                                     -------   ------- -------
                                                     421,475   121,157 179,406
                                                     -------   ------- -------
                                                     -------   ------- -------
   (*) Including to ISYS plc.                        385,561   105,237  12,810
                                                     -------   ------- -------
                                                     -------   ------- -------

9  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(In U S dollars)


NOTE 10 - DEVELOPMENT EXPENSES, NET

                                                  YEAR ENDED DECEMBER 31
                                                  ----------------------
                                             1993          1992         1991
                                             ----          ----         ----
    Salaries and related expenses          619,693        690,614      873,319
    Subcontractors                          94,406        195,226      211,637
    Depreciation                           121,235        135,733      121,400
    Materials                               55,344         61,475       74,391
    Other                                   10,101         31,792       44,804
                                           -------      ---------    ---------
                                           900,779      1,114,840    1,325,551

Less - participations received
 (cancellation of provision),
 net (*)                                   (66,506)       396,301      135,173
                                           -------      ---------    ---------
                                           967,285        718,539    1,190,378
                                           -------      ---------    ---------
                                           -------      ---------    ---------
(*) Net of royalties to the
    Government of Israel                    22,822         26,396       21,251
                                           -------      ---------    ---------
                                           -------      ---------    ---------

NOTE 11 - GENERAL, SELLING AND ADMINISTRATIVE EXPENSES

                                                 YEAR ENDED DECEMBER 31
                                                 ----------------------
                                             1993           1992         1991
                                             ----           ----         ----
    Rent and office maintenance            129,857        129,858      116,607
    Salaries and payroll taxes              73,426         65,338       73,863
    Selling expenses                        54,040         44,687       28,391
    Depreciation                            12,157         10,557       12,734
    Other                                   95,257         77,674      106,187
                                           -------        -------      -------
                                           364,737        328,114      337,782
Less - participations received
(cancellation of provision)                (24,679)        59,740            -
                                           -------        -------      -------
                                           389,416        268,374      337,782
                                           -------        -------      -------
                                           -------        -------      -------

- --------------------------------------------------------------------------------
10  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

(In U S dollars)


NOTE 12 - OTHER EXPENSES

A.   Other expenses reflect fixed assets written off.

B. The statements of income include net expenses (net participation) in respect of prior periods in the amount of $57,367 (1992 - $(64,118); 1991 - $77,608). These net expenses (net participation) result from revising accounting estimates in respect of participation in research and development expenses and other items and were reflected in the relevant income statement items in the year in which they became evident.

NOTE 13 - COMMITMENTS

A. The Division is committed to pay royalties to the Government of Israel with respect to products in the development for which the Government participated by way of grants. Royalties are computed at the rate of 2% of proceeds from sale of these products and services (including sales by Adar Inc.) up to the amount of such grants.

B.    The Division rents office space under a lease expiring on February 28,
1998 (including a renewal option).      Annual rental payments are approximately
$60,000.

NOTE 14 - INCOME TAXES

     The Division is not a separate entity for tax purposes and accordingly the financial statements do not reflect a provision for income taxes or tax benefit.

NOTE 15 - HEAD OFFICE ACCOUNT
                                                              DECEMBER 31
                                                              -----------
                                                           1993         1992
                                                           ----         ----
    Balance at the beginning of the year (*)              675,570            -
    Net amounts paid by head office
    in respect of the division                            801,973      821,616
    Net loss                                           (1,007,317)    (146,046)
                                                       -----------    ---------
    Balance at the end of the year                        470,226      675,570
                                                       -----------    ---------
                                                       -----------    ---------

(*) Up to December 31, 1991, the Division's assets and liabilities were not separated from Elron's.


                              * * * *


- --------------------------------------------------------------------------------
11 ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

ITEM 7(B)  PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of June 30, 1994 and Pro Forma Consolidated Statements of Operations for the year ended December 31, 1993 and the six months ended June 30, 1994 have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of PC Etcetera, Inc. and its subsidiaries (the "Company"), and the historical financial statements of the Ace Division of Elron Electronic Industries, Ltd., and should be read in conjunction with the notes thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the acquisition transaction occurred on June 30, 1994. The Pro Forma Consolidated Statements of Operations for the year ended December 31, 1993 and for the six months ended June 30, 1994 were prepared assuming the transaction occurred on January 1, 1993.

The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the acquisition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position or results of operations for future periods.

The pro forma financial information does not give effect to the one-for-five reverse split of the shares of Common Stock effectuated as of April 19, 1995.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                       AND SIX MONTHS ENDED JUNE 30, 1994
                                   (UNAUDITED)


1.   BASIS OF PRESENTATION:

The Company and its wholly-owned Israeli subsidiary, PC Etcetera Israel Ltd. ("PC Israel"), entered into an Asset Purchase Agreement with Elron Electronic Industries, Ltd. ("Elron"), Adar International Inc. ("Adar"), an indirect wholly-owned subsidiary of Elron, and Elron Technologies Inc. ("Technologies"), a wholly-owned subsidiary of Elron, pursuant to which (a) Elron sold to PC Israel substantially all of the assets of its ACE Division ("Ace"), subject to certain disclosed liabilities, and (b) Adar sold to the Company certain assets.

The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition transaction occurred on June 30, 1994. Certain amounts have been reclassified to conform with the current presentation.

The accompanying unaudited Pro Forma Consolidated Statements of Operations are presented as if the acquisition transaction occurred on January 1, 1993.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of December 31, 1993 and for the year then ended and as of June 30, 1994 and for the six months then ended. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition by the Company have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position of the Company would have been as of June 30, 1994 or what the actual results of operations of the Company would have been assuming the acquisition had been completed as of January 1, 1993, nor are they necessarily indicative of the results of operations for future periods.

Pursuant to the Asset Purchase Agreement, the Company acquired from Adar an account receivable of $55,000 owing by the Company as well as property and equipment having a value of $10,000. The unaudited pro forma financial statements do not include such assets acquired from Adar, or the operations of Adar.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                       AND SIX MONTHS ENDED JUNE 30, 1994
                                   (UNAUDITED)


2.   ADJUSTMENTS TO HISTORICAL ACE BALANCE SHEET:

     The adjustment column represents assets and liabilities of Ace not acquired by PC Israel.

     The net assets acquired of Ace, at June 30, 1994 are reflected at the fair market value of the assets acquired and were as follows:

              Computer Equipment                     $60,000
              Automobiles                             15,000
              Accounts Receivable                    359,039
                                                   ---------
                                                    $424,039
                                                   ---------
                                                   ---------


3.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

     To reflect the value of the software acquired of $1,717,286 and the related stock and warrants issued in connection with the acquisition of the assets of Ace. The amortization period for the software is 5 years.

     In connection with the purchase, the Company issued 3,300,000 shares of common stock valued at the fair market value at date of acquisition of $0.42 per share, 488,000 shares of preferred stock valued at the fair market value of $1 per share and 712,000 warrants valued at the fair market value at date of acquisition of $0.04 each. The aggregate value of such securities of $1,902,480 is based upon the following:

              Net assets acquired of Ace            $424,039
              Software acquired                    1,717,286
              Adar Assets Acquired                    65,000
              Liabilities Assumed                   (151,781)
              Accounts Payable Assumed              (152,064)
                                                 ------------
                                                  $1,902,480
                                                 ------------
                                                 ------------

4.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS:

(A) To reflect the pro forma amortization expense of software had the acquisition taken place on January 1, 1993. The software is being amortized over a five year period.

(B) Pro forma earnings per share consider the 3,300,000 shares of common stock issued in connection with the acquisition, as if they were issued on January 1, 1993. The effect of the issuance of the 488,000 shares of preferred stock and the 712,000 warrants on pro forma earnings per share was anti-dilutive and, therefore, excluded.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          AS OF JUNE 30, 1994 ( NOTE 1)

                                                                                          ACE
                                         HISTORICAL        ACE             ACE            NET           PURCHASE
                                           PC ETC.      HISTORICAL      ADJUSTMENT      ASSETS        ADJUSTMENTS     PRO FORMA
                                                                         (NOTE 2)      ACQUIRED         NOTE 3      CONSOLIDATED
- --------------------------------------------------------------------------------------------------------------------------------
ASSETS:

CURRENT ASSETS:

CASH AND CASH EQUIVALENTS               $  106,335           $911           (911)                           $0      $   106,335
ACCOUNTS RECEIVABLE                      1,816,341        359,039                       359,039              0        2,175,380
PREPAID EXPENSES & OTHER RECEIVABLES        87,758         39,245        (39,245)             0              0           87,758
                                         ---------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                2,010,434        399,195        (40,156)       359,039                       2,369,473

PROPERTY AND EQUIPMENT:
PROPERTY AND EQUIPMENT (NOTE 2)          1,297,188        517,397       (452,397)        65,000              0        1,372,188
LEASEHOLD IMPROVEMENTS                     222,590        209,110       (209,110)             0              0          222,590
                                         ---------------------------------------------------------------------------------------
                                         1,519,778        726,507       (661,507)        65,000              0        1,594,778
LESS: ACCUMULATED DEPRECIATION            (708,563)      (601,638)       601,638              0              0         (708,563)
                                         ---------------------------------------------------------------------------------------
     TOTAL PROPERTY AND
              EQUIPMENT                    811,215        124,869        (59,869)        65,000              0          886,215

OTHER ASSETS:
OTHER ASSETS                                39,489              0                                            0           39,489
SECURITY DEPOSITS                          105,845              0                                            0          105,845
 SOFTWARE                                        0              0                                    1,717,286        1,717,286
                                         ---------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS                    145,334              0              0              0      1,717,286        1,862,620
                                         ---------------------------------------------------------------------------------------
TOTAL ASSETS                            $2,966,983       $524,064      ($100,025)       424,039     $1,717,286      $ 5,108,308
                                         ---------------------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
ACCOUNTS PAYABLE AND ACCRUED EXPENSES   $  965,339       $266,046         37,799        303,845              0      $ 1,269,184
PAYROLL TAXES PAYABLE                       81,162         57,098        (57,098)                            0           81,162
LOANS PAYABLE-OTHERS                       719,896              0                                            0          719,896
LOANS PAYABLE-AFFILIATE                     33,333              0                                            0           33,333
CAPITAL EQUIPMENT OBLIGATIONS              129,660              0                                            0          129,660
DEFERRED REVENUE                           125,807         19,950        (19,950)                            0          125,807
                                         ---------------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES           2,055,197        343,094        (39,249)       303,845                       2,359,042
OTHER LIABILITIES
CAPITAL EQUIPMENT OBLIGATIONS               86,935              0              0              0              0           86,935
LOANS PAYABLE-BANK                         123,740              0              0              0              0          123,740
                                         ---------------------------------------------------------------------------------------
TOTAL LIABILITIES                        2,265,872        343,094        (39,249)       303,845                       2,569,717
                                         ---------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
COMMON STOCK                                63,374              0                                       33,000           96,374
PREFERRED STOCK                                  0              0                                          488              488
ADDITIONAL PAID IN CAPITAL               1,374,209              0                                    1,803,992        3,243,201
(ACCUMULATED DEFICIT)                     (736,472)             0                                            0         (736,472)
HEAD OFFICE                                      0        180,970       (180,970)             0              0                0

                                         ---------------------------------------------------------------------------------------
     TOTAL STOCKHOLDERS'
             EQUITY                        701,111        524,064       (180,970)             0      1,837,480        2,538,591
                                         ---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                 $2,966,983       $524,064       $220,219        303,845    $ 1,837,480      $ 5,108,308
                                         ---------------------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------------------

                       PC ETCETERA, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1994 (NOTE 1)



                                                              HISTORICAL               PRO FORMA
                                                     ---------------------------      ADJUSTMENTS   PRO FORMA
                                                        PC ETC.            ACE           NOTE 4    CONSOLIDATED
- ----------------------------------------------------------------------------------------------------------------
REVENUES                                               $5,447,049     $  347,830             $0    $ 5,794,879
COST OF REVENUES                                        2,428,198         18,114              0      2,446,312
                                                       ---------------------------------------------------------
GROSS PROFIT                                            3,018,851        329,716              0      3,348,567

RESEARCH & DEVELOPMENT EXPENSES (NET)                           0        419,018              0        419,018
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            2,769,142        376,669        171,729(A)   3,317,540
                                                       ---------------------------------------------------------
OPERATING INCOME (LOSS)                                   249,709       (465,971)      (171,729)      (387,991)

OTHER (INCOME)/EXPENSES, NET                               52,785        (25,853)             0         26,932

                                                       ---------------------------------------------------------
NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES       196,924       (440,118)      (171,729)      (414,923)

PROVISION FOR INCOME TAXES                                 11,250              0              0         11,250
                                                       ---------------------------------------------------------
NET INCOME (LOSS)                                        $185,674      $(440,118)     $(171,729)     $(426,173)
                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------
EARNINGS PER SHARE                                          $0.03             $0         $(0.05)        $(0.04)
                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------
WEIGHTED AVERAGE NUMBER OF SHARES                       6,337,308              0      3,300,000(B)   9,637,308
                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------

                       PC ETCETERA, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993 (NOTE 1)

                                                              HISTORICAL               PRO FORMA
                                                     ---------------------------      ADJUSTMENTS    PRO FORMA
                                                        PC ETC.            ACE           NOTE 4     CONSOLIDATED
- ----------------------------------------------------------------------------------------------------------------


REVENUES                                               $9,154,564    $   813,031             $0    $  9,967,595
COST OF REVENUES                                        3,803,622        421,475              0       4,225,097
                                                       ---------------------------------------------------------
GROSS PROFIT                                            5,350,942        391,556              0       5,742,498

RESEARCH & DEVELOPMENT EXPENSES (NET)                           0        967,285              0         967,285
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            4,683,002        389,416        343,457 (A)   5,415,875
                                                       ---------------------------------------------------------
OPERATING INCOME (LOSS)                                   667,940       (965,145)      (343,457)       (640,662)

OTHER (INCOME)/EXPENSES, NET                              110,665         42,172              0         152,837

                                                       ---------------------------------------------------------
NET INCOME (LOSS)                                        $557,275    $(1,007,317)     $(343,457)      $(793,499)
                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------
EARNINGS PER SHARE                                          $0.09             $0         $(0.10)         $(0.08)
                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------
WEIGHTED AVERAGE NUMBER OF SHARES                       6,337,308              0      3,300,000 (B)   9,637,308
                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------